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                                                                    Exhibit 3.23

                                                                    960715000070


                          CERTIFICATE OF INCORPORATION
                                       OF
                       CASELLA WASTE SYSTEMS OF N.Y., INC.

                Under Section 402 of the Business Corporation Law

IT IS HEREBY CERTIFIED THAT:

The name of the corporation is:   Casella Waste Systems of N.Y., Inc.

The purposes for which this corporation is formed are as follows:

     To engage in any lawful act or activity for which corporations may be organized and operate under the Business Corporation Law of New York. It is not formed to engage in any act or activities requiring consent or approval of another state agency, board or department.

     The aggregate number of shares which the corporation shall be authorized to issue is 200 shares non par value.

The office of the corporation is to be located in the County of Clinton, State of New York.

The designated agent of the corporation upon whom the process against may be served is Ronald H. Sinzheimer, Esq., P.C. The post office address to which the Secretary of State shall mail a copy of any process against the corporation served upon him is:

     Ronald H. Sinzheimer, Esq., P.C.
     Office and P.O. Address
     23 Elk Street
     Albany, New York 12207

The undersigned incorporator is over the age of eighteen years.

     IN WITNESS WHEREOF, this certificate has been subscribed on July 9, 1996, by the undersigned who affirms that statements made herein are true under the penalties of perjury.

                                            Casella Waste Systems of N.Y., Inc.

                                            By: /s/ Ronald H. Sinzheimer
                                                ------------------------------
                                                Ronald H. Sinzheimer, Esq.

                                                Ronald H. Sinzheimer, Esq., P.C.
                                                23 Elk Street
                                                Albany NY 12207



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                                                                    960715000070

                          CERTIFICATE OF INCORPORATION
                                       OF
                       CASELLA WASTE SYSTEMS OF N.Y., INC.

                Under Section 402 of the Business Corporation Law






===============================================================================

                          CERTIFICATE OF INCORPORATION

===============================================================================

                                    Filed by:

                                    RONALD H. SINZHEIMER, ESQ., P.C.
                                    Office and P.O. Address
                                    23 Elk Street
                                    Albany, NY 12207

                                    (518) 434-4439

                                                             STATE OF NEW YORK
                                                            DEPARTMENT OF STATE

                                                            FILED JUL 15 1996
                                                                 --------------
                                                            TAX $ 10
                                                               ----------------
                                                            BY: /s/ [ILLEGIBLE]
                                                               ----------------
                                                                    Clinton



                                      2
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STATE OF NEW YORK     }
                          SS:
DEPARTMENT OF STATE   }

I HEREBY CERTIFY THAT THE ANNEXED COPY HAS BEEN COMPARED WITH THE ORIGINAL DOCUMENT IN THE CUSTODY OF THE SECRETARY OF STATE AND THAT THE SAME IS A TRUE COPY OF SAID ORIGINAL.

     WITNESS MY HAND AND SEAL OF THE DEPARTMENT OF STATE ON MAY 28 2002

                                                   /s/ [ILLEGIBLE]

                                               SPECIAL DEPUTY SECRETARY OF STATE

[SEAL]

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                                                                    960731000100

         CERTIFICATE OF AMENDMENT OF THE CERTIFICATE OF INCORPORATION OF
                       CASELLA WASTE SYSTEMS OF N.Y., INC.

                UNDER SECTION 805 OF THE BUSINESS CORPORATION LAW

IT IS HEREBY CERTIFIED THAT:

     (1) THE NAME OF THE CORPORATION IS CASELLA WASTE SYSTEMS OF N.Y., INC.

     (2) THE CERTIFICATE OF INCORPORATION WAS FILED BY THE DEPARTMENT OF STATE ON THE 15th DAY OF July 1996.

     (3) THE CERTIFICATE OF INCORPORATION OF THIS CORPORATION IS HEREBY AMENDED TO EFFECT THE FOLLOWING CHANGE*

     The name of the corporation shall be changed to CASELLA WASTE MANAGEMENT OF N.Y., INC.

     Paragraph 1 of the certificate of incorporation is amended to read as follows: 1. The name of the corporation is Casella Waste Management of N.Y., Inc.

* SET FORTH THE SUBJECT MATTER OF EACH PROVISION OF THE CERTIFICATE OF INCORPORATION WHICH IS TO BE AMENDED OR ELIMINATED AND THE FULL TEXT OF THE PROVISION(S), IF ANY, WHICH ARE TO BE SUBSTITUTED OR ADDED. IF AN AMENDMENT PROVIDES FOR A CHANGE OF ISSUED SHARES, THE NUMBER AND KIND OF SHARES CHANGED, THE NUMBER AND KIND OF SHARES RESULTING FROM SUCH CHANGE AND THE TERMS OF CHANGE. IF AN AMENDMENT MAKES TWO OR MORE SUCH CHANGES, A LIKE STATEMENT SHALL BE INCLUDED IN RESPECT TO EACH CHANGE.


                                       1
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There are no officers, directors or shareholders.

(4) THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION WAS AUTHORIZED:

*STRIKE OUT WHERE INAPPLICABLE

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                                                                    960731000100

IN WITNESS WHEREOF, THIS CERTIFICATE HAS BEEN SUBSCRIBED THIS 30th DAY OF July 1996 BY THE UNDERSIGNED WHO AFFIRM(S) THAT THE STATEMENTS MADE HEREIN ARE TRUE UNDER THE PENALTIES OF PERJURY.

    TYPE NAME             CAPACITY IN WHICH SIGNED             SIGNATURE

Ronald H. Sinzheimer      Attorney / Incorporator       /s/ Ronald H. Sinzheimer

================================================================================

         CERTIFICATE OF AMENDMENT OF THE CERTIFICATE OF INCORPORATION OF

                       CASELLA WASTE SYSTEMS OF N.Y., INC.

                UNDER SECTION 805 OF THE BUSINESS CORPORATION LAW

================================================================================

                                      FILED BY: Ronald H. Sinzheimer, Esq., P.C.


                                      ADDRESS: 23 Elk Street
                                               Albany, New York 12207
                                               (518) 434-4439

                                               STATE OF NEW YORK
                                               DEPARTMENT OF STATE
                                               FILED JUL 31 1996
                                               TAX $  -
                                                    ------
                                               BY:  JAG
                                                  --------
                                                  CLINTON


                                                                    960731000101

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